Exhibit 10.4

Amendment No. 1 to Collaborative Development, Commercialization and License Agreement

This amendment (the “Amendment”) dated June 27, 2008 is to the Collaborative Development, Commercialization and License Agreement dated October 8, 2007 between Synta Pharmaceuticals Corp., a Delaware corporation with offices at 45 Hartwell Ave., Lexington, Massachusetts 02421 (“Synta”), and SmithKline Beecham Corporation, a Pennsylvania corporation with offices at One Franklin Plaza, Philadelphia, Pennsylvania 19101 (“GSK”) (the “Agreement”).

WITNESSETH:

WHEREAS, Section 6.4.1(a) of the Agreement sets forth various payments to be made by GSK to Synta upon the achievement of certain development and regulatory milestones;

WHEREAS, the Parties desire to modify certain milestones set forth in Section 6.4.1(a) to be achieved by Synta; and

WHEREAS, the Parties desire to set forth the modifications to Section 6.4.1(a) as set forth herein, pursuant to Section 14.7 of the Agreement.

NOW THEREFORE, in consideration of the foregoing and the covenants and obligations expressed herein, the Parties agree as follows:

1.               Capitalized terms used herein and not otherwise defined herein shall have the respective defined meanings set forth in the Agreement.

2.               The [***] dollar ($[***]) payment payable from GSK to Synta upon achievement of the milestone entitled “[***] for [***] in the [***] of [***] as [***] in [***]” in Section 6.4.1(a) of the Agreement shall be [***] to [***] dollars ($[***]).

3.               A payment of [***] dollars ($[***]) shall be payable by GSK to Synta upon achievement of a [***] to be included in Section 6.4.1(a) for the “[***] for [***] in the [***] of [***] as [***] in [***].”

4.               The [***] dollar ($[***]) payment payable from GSK to Synta upon “[***] of [***]” [***] shall be payable upon “[***] of a [***] the [***] of [***].”

5.               The [***] dollar ($[***]) payment payable by GSK to Synta upon achievement of “[***] of [***] in a [***]” [***] shall be payable upon the “[***] of the [***] of [***] for the [***].”

6.               The [***] dollar ($[***]) payment payable from GSK to Synta upon “[***] of [***] of [***] and [***]” [***] shall be payable upon “[***] of [***] for the [***].” For the avoidance of doubt, “[***] of [***] for the [***]” shall be deemed to have been achieved

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

upon [***] from the [***] of the [***] from the [***] of [***] ([***], and [***]) [***] for the [***] for the [***] or [***].

7.               For ease of reference, the tables in Appendix A, attached hereto, set forth Section 6.4.1(a) as amended by the foregoing.  GSK shall not be responsible for any milestone payment associated with the achievement of any development or regulatory milestones other than as set forth in Section 6.4.1(a), as amended by this Amendment. Such payments shall be made in accordance with Section 6.4.2 of the Agreement.

8.               For the avoidance of doubt, nothing herein amends or modifies the obligations of Synta to conduct the work set forth in Section 3.1.3(b) or any other section of the Agreement.

9.               All other terms, conditions and provisions of the Agreement shall remain in full force and effect except as otherwise provided herein.  All references to the “Agreement” therein shall mean the Agreement as amended by this Amendment.

10.         This Amendment may be signed in one or more counterparts, each of which when taken together shall constitute one and the same instrument.

11.         This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the application of principles of conflicts of law.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

[Remainder of page intentionally left blank – signature page to follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers or representatives.

SYNTA PHARMACEUTICALS CORP.

By:	/s/ Safi Bahcall
Name:
Title:

SMITHKLINE BEECHAM CORPORATION
(d/b/a GlaxoSmithKline)

By:	/s/ [***]
Name:	[***]
Title:	Vice President & Secretary

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Appendix A

6.4.1        Milestones.

(a)           Development and Regulatory Milestones.  As partial consideration for the licenses granted to GSK by SYNTA under the terms of this Agreement, GSK shall make the following non-refundable, non-creditable (except as provided in Section 6.4.2(d) and Section 3.1.3(d)) payments to SYNTA:

Indication Based Milestone Events	First Minor Indication ($ Million)	Second Minor Indication ($ Million)	First Major Indication ($ Million)	Second Major Indication ($ Million)
[***] for [***] in the [***] of [***] as [***] in [***]	[***]	[***]	[***]	[***]
[***] for [***] in the [***] of [***] as [***] in [***]	[***]	[***]	[***]	[***]
[***] of the [***] for a [***]	[***]	[***]	[***]	[***]
The earlier of (a) the date of determination by the JDC that the Ongoing Clinical Trial has achieved its primary endpoint, or (b) the date of determination by the JDC to file for Regulatory Approval in the U.S. Territory for STA-4783 for metastatic melanoma despite not meeting the primary endpoint in the Ongoing Clinical Trial	25	[***]	[***]	[***]
[***] for a [***] in the [***]	[***]	[***]	[***]	[***]
[***] for a [***] in the [***] for a [***] or any [***] if [***] not [***]	[***]	[***]	[***]	[***]
[***] for a [***] in [***]	[***]	[***]	[***]	[***]
[***] in the [***]for a [***]	[***]	[***]	[***]	[***]
[***] in the [***] or [***] for a [***]	[***]	[***]	[***]	[***]
[***] in [***] for a [***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]

Other Milestone Events	Milestone Payment ($ Millions)
First [***] of the following [***] events to occur: the [***] by the [***] that [***] the [***] for [***] the [***] the [***] in the [***]	[***] for each event, for a total of [***]
[***] of a [***] the [***] of [***]	[***]
[***] of the [***] of [***] for the [***]	[***]
[***] by the [***] that the [***] the [***]	[***]
[***] of [***] for the [***]	[***]
Total	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.